Exhibit 99.1

BridgeBio Pharma, Inc. Announces Completion of Merger with Eidos Therapeutics, Inc.

PALO ALTO, CA – January 26, 2021 – BridgeBio Pharma, Inc. (“BridgeBio”) (Nasdaq: BBIO) today announced that it has completed its acquisition of all of the outstanding shares of Eidos Therapeutics, Inc. (“Eidos”) (formerly Nasdaq: EIDX) common stock that BridgeBio did not already own. The transaction was overwhelmingly approved by BridgeBio and Eidos stockholders.

The merger reunites the teams at BridgeBio and Eidos and allows BridgeBio to deploy its full clinical and commercial infrastructure to support the development and global commercialization plans underway for Eidos’ acoramidis, a potential best-in-class therapy for patients with transthyretin (TTR) amyloidosis (ATTR). BridgeBio’s mission is to discover, create, test and deliver transformative medicines to treat patients who suffer from genetic diseases and cancers with clear genetic drivers.

“2021 is an important year for BridgeBio and the patients we serve,” said Neil Kumar, Ph.D., founder and CEO of BridgeBio. “With significant near-term pivotal and proof-of-concept data anticipated in our four core programs, including acoramidis, we are eager to accelerate our critical work for patients as a single unified company.”

Acoramidis for ATTR is one of BridgeBio’s four core value driver programs, along with encaleret (CaSR inhibitor) for autosomal dominant hypocalcemia type 1 (ADH1), low-dose infigratinib (FGFR inhibitor) for achondroplasia, and BBP-631, an AAV5 gene therapy for congenital adrenal hyperplasia (CAH). 2021 is poised to be a transformational year for BridgeBio with major catalysts in all four programs anticipated in 2021 or the first quarter of 2022. This year BridgeBio also expects to launch two drugs, if approved, and is building its global commercial capabilities.

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Acoramidis (AG10) – TTR stabilizer for ATTR: Topline results from Part A of the ATTRibute-CM trial are expected in late 2021 or early 2022 and from Part B in 2023. If Part A is successful, BridgeBio expects to file for regulatory approval of acoramidis in 2022. ATTR is a form of amyloidosis caused by the accumulation of misfolded TTR protein. It is estimated to affect more than 400,000 people worldwide and is largely undiagnosed today.

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Encaleret – calcium-sensing receptor (CaSR) inhibitor for ADH1: Phase 2 proof-of-concept results are anticipated in the third quarter of 2021. If the development program is successful, encaleret would be the first approved therapy for ADH1, a condition caused by gain of function variants in the CASR gene estimated to be carried by 12,000-13,000 individuals in the United States alone.

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Low-dose infigratinib – FGFR1-3 inhibitor for achondroplasia: Initial data from the ongoing Phase 2 dose ranging study are expected in the fourth quarter of 2021. Achondroplasia is the most common form of genetic short stature and one of the most common genetic diseases, with 55,000 cases in the United States and European Union. Low-dose infigratinib is the only known therapy in development for achondroplasia that targets the disease at its genetic source and the only orally administered product candidate in clinical stage development.

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BBP-631 – AAV5 gene therapy candidate for CAH: Initiation of a first-in-human Phase 1/2 study is expected in 2021, with initial data anticipated in the fourth quarter of 2021 or the first quarter of 2022. CAH is one of the most prevalent genetic diseases potentially addressable with AAV gene therapy, with more than 75,000 cases in the United States and European Union. The disease is caused by deleterious mutations in the gene encoding an enzyme called 21-hydroxylase, leading to lack of endogenous cortisol production. Our AAV5 gene therapy candidate is designed to provide a functional copy of the 21-hydroxylase-encoding gene (CYP21A2) and potentially address many aspects of the disease course.

As a result of the merger, former Eidos stockholders are entitled to receive, for each share of Eidos common stock issued and outstanding immediately prior to the effective time of the merger that was not owned by BridgeBio or any of its subsidiaries and that was not a restricted share award, either (i) 1.85 shares of BridgeBio common stock or (ii) if an election to receive cash was properly made prior to 5:00 P.M., New York City time, on January 21, 2021, $73.26 in cash. Eidos stockholders should contact American Stock Transfer & Trust Company, LLC, the exchange agent for the transaction, by calling toll-free at (877) 248-6417 or at (718) 921-8317, if they have any questions regarding the consideration to which they are entitled.

About BridgeBio Pharma

BridgeBio Pharma is a team of experienced drug discoverers, developers and innovators working to create life-altering medicines that target well-characterized genetic diseases at their source. BridgeBio was founded in 2015 to identify and advance transformative medicines to treat patients who suffer from Mendelian diseases, which are diseases that arise from defects in a single gene, and cancers with clear genetic drivers. BridgeBio’s pipeline of over 20 development programs includes product candidates ranging from early discovery to late-stage development. For more information visit www.bridgebio.com.

About Eidos Therapeutics

Eidos Therapeutics is a clinical stage biopharmaceutical company focused on addressing the large and growing unmet need in diseases caused by transthyretin (TTR) amyloidosis (ATTR). Eidos is developing acoramidis, a potentially disease-modifying therapy for the treatment of ATTR. For more information, visit www.eidostx.com.

Forward-Looking Statements

This press release contains forward-looking statements relating to the proposed transaction involving BridgeBio and Eidos, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction. Statements in this press release that are not statements of historical fact are considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of BridgeBio’s management as well as assumptions made by and information currently available to BridgeBio. Such statements reflect the current views of BridgeBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about BridgeBio and Eidos, including, without limitation, (i) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the merger, (ii) potential litigation relating to the merger that could be instituted against BridgeBio, Eidos or their respective directors and officers, including the effects of any outcomes related thereto, (iii) possible disruptions from the merger that could harm BridgeBio’s or Eidos’ respective business, including current plans and operations, (iv) unexpected costs, charges or expenses resulting from the merger, (v) uncertainty of the expected financial performance of each of BridgeBio and Eidos following completion of the merger, including the possibility that the expected synergies and value creation from the merger will not be realized or will not be realized within the expected time period, (vi) the ability of BridgeBio and/or Eidos to implement their respective business strategies, (vii) the ability of each of BridgeBio or Eidos to continue its planned preclinical and clinical development of its respective development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, including for BridgeBio’s low-dose infigratinib (FGFR inhibitor) for achondroplasia, AAV5 gene therapy for congenital adrenal hyperplasia (CAH), acoramidis and encaleret for ADH1, (viii) the potential therapeutic and clinical benefits of each of acoramidis, infigratinib, BBP-631 and encaleret, (ix) the potential size of the target patient populations for each of acoramidis, infigratinib, BBP-631 and encaleret, (x) the potential for encaleret to be the first approved therapy for ADH1, (xi) inability to retain and hire key personnel and (xii) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or BridgeBio’s or Eidos’ operations or operating expenses. Although BridgeBio believes that BridgeBio’s and Eidos’ plans, intentions, expectations, strategies and prospects as reflected in or suggested by these forward-looking statements are reasonable, BridgeBio cannot give any assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a number of risks, uncertainties and assumptions, including, without limitation, those risks and uncertainties described under the heading “Risk Factors” in BridgeBio’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the SEC and in subsequent filings made by BridgeBio with the SEC, which are available on the SEC’s website at www.sec.gov. Moreover, BridgeBio operates in a very competitive and rapidly changing environment in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of BridgeBio’s management as of the date of this press release and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We anticipate that subsequent events and developments will cause our views to change. Except as required by law, BridgeBio disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this press release in the event of new information, future developments or otherwise. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Contact:

Grace Rauh

BridgeBio Pharma, Inc.

grace.rauh@bridgebio.com

917-232-5478

Source: BridgeBio Pharma, Inc.

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